EXHIBIT 99.1

NasdaqNM: SNTS

Safe Harbor This presentation may include forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to our management. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in Santarus' business, including, without limitation: Santarus' ability to establish market acceptance and demand for ZEGERID(r) Powder for Oral Suspension; whether the FDA approves the NDAs for ZEGERID Capsules or ZEGERID Chewable Tablets for one or more of the desired indications in a timely manner or at all; other difficulties or delays in development, testing, manufacturing and marketing of and obtaining regulatory approval for Santarus' products; Santarus' ability to obtain additional financing as needed to support its operations; and other risks detailed in Santarus' public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Santarus undertakes no obligation to revise or update this presentation. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Santarus(r) and ZEGERID(r) are trademarks of Santarus, Inc.

Santarus Highlights Addressing therapeutic gaps in $20B+ global GI market ZEGERID(r) - Novel immediate-release omeprazole proton pump inhibitor (PPI) products Powder for Oral Suspension 20 mg launched October 2004 40 mg launched late February 2005 NDA for Capsules 20 mg & 40 mg submitted April 2005 - PDUFA date of February 26, 2006 NDA for Chewable Tablets 20 mg & 40 mg submitted May 2005 - PDUFA date of March 26, 2006

Santarus Highlights Concentrated commercial target of 36,000 MDs who prescribe ~ $5.6B of PPIs Attractive co-promotion agreement with Otsuka America Pharmaceutical 400 sales reps targeting high prescribing physicians Strong intellectual property position Strategic sublicense with TAP Seasoned management and commercial teams with GI experience

Evolving Upper GI Market Delayed- release PPIs Reduces acid production - amount and duration of effect Reduces acid production - speed of effect on gastric pH Neutralizes existing acid H2-receptor antagonists Antacids Product Features

US PPI Prescription Market AstraZeneca Prilosec(r) $0.5B TAP Prevacid(r) $3.8B J&J Aciphex(r) $1.3B Wyeth Protonix(r) $2.5B AstraZeneca Nexium(r) $3.8B Generic Omeprazole $0.6B $12.5 Billion in 2004 (Delayed-Release Products) Source: IMS Health, National Sales Perspective Audit

US Monthly PPI Prescriptions Prilosec OTC Source: IMS Health, National Prescription Audit(tm) Moving Annual Total Rx Growth for Branded PPIs (excluding Prilosec(r)) = 5%

US Prescription Mix for Leading Delayed-Release PPIs in 2004 20 mg 40 mg 15 mg 30 mg 20 mg 40 mg 0.05 0.95 0 0.1 0.9 0 0.01 0.99 Source: IMS Health Nexium(r) Prevacid(r) Protonix(r)

Unmet Clinical Needs Create Market Opportunities Other Market Opportunities 1/3 of GERD visits are first-time visits PPI switching rate ~15-20% Unmet Clinical Needs Breakthrough heartburn - 50% of GERD patients Nocturnal heartburn - 79% of GERD patients Special populations - pediatrics, hospital, elderly

Target Patient Populations Unmet Need High Medium Low Market Potential Low Medium High Erosive Esophagitis 10M Ulcers 5M Daytime and Nighttime Heartburn Treatment & Prevention 25M Pediatric GERD 3M Upper GI Bleeding 4M Elderly 3M

Zegerid(r) Product Family Dose Zegerid Powder For Oral Suspension 20 mg Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer Launched Oct 2004 Zegerid Capsules 40 mg Upper GI Bleeding in Critically Ill Patients, Gastric Ulcer Launched late Feb 2005 20 mg/ 40 mg Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer, Gastric Ulcer NDA submitted April 2005 PDUFA Date: Feb 26, 2006 NDA submitted May 2005 PDUFA Date: Mar 26, 2006 Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer, Gastric Ulcer Zegerid Chewable Tablets 20 mg/ 40 mg Products Status Indications

Effect of Zegerid(r) Antacid on pH Antacid buffer raises pH to >7 within 1 minute pH kinetic (acid infusion) in vitro model: Effect of 20 mEq sodium bicarbonate

Zegerid(r) Powder for Oral Suspension 20 mg: n=35 40 mg: n=32 Mean Plasma Omeprazole Concentrations Following a Morning Dose of Zegerid Powder for Oral Suspension and Prilosec(r) on Day 1 Peak blood levels reached in 30 minutes vs. 11/2 - 2 hours

Duration of Effect - pH > 4 Over 24 Hours Product Zegerid(r) Nexium(r) Prevacid(r) Aciphex(r) Protonix(r) Time Gastric pH > 4 30 mg/40 mg 18.6 hrs (40 mg) 16.8 hrs (40 mg) 15.8 hrs (30 mg) N/A N/A Time Gastric pH > 4 15 mg/20 mg 12.2 hrs (20 mg) 12.7 hrs (20 mg) 11.7 hrs (15 mg) 14.4 hrs (20 mg) N/A Zegerid Package Insert, Nexium Package Insert, Prevacid Package Insert, Aciphex Package Insert, Protonix Package Insert Time Gastric pH > 4 Over 24 Hours

Zegerid(r) Suspension Nighttime Acid Control Nighttime Median Gastric pH for 8 Hours Once-Daily Evening Dosing The pH data points correspond to the end of each 15-minute recording interval. Zegerid was administered at approximately 22:00hrs. Protonix was administered pre-dinner. Data obtained from open-label randomized crossover clinical study. Castell et al. Comparison of the effects of immediate-release omeprazole powder for oral suspension and pantoprazole delayed- release tablets on nocturnal acid breakthrough in patients with symptomatic gastro-oesophageal reflux disease. Aliment Pharmacol Ther 2005; 21: 1467-1474. Nighttime Median Gastric pH Zegerid 4.7 Protonix 2.0

Zegerid(r) Phase III Trial Results * 2-sided Fisher's Exact test ** 1-sided non-inferiority analysis pH Control and Upper GI Bleeding in Critically Ill Patients 105 58 32 34 7 10 0 20 40 60 80 100 120 140 IV Cimetidine (n=181) Zegerid Oral Suspension 40 mg (n=178) Number of Patients pH ^ 4 (2 consecutive aspirates) Clinically Significant Bleeding Any Evidence of Bleeding p < 0.001* p = 0.005* p = 0.002**

The Zegerid(r) Difference Peak plasma levels in ~30 minutes 24-hour acid control Median gastric pH>4 for 18.6 hours with 40 mg dose Rapid and sustained gastric pH>4 with the first dose in critically ill patients QD (once a day) dosing any time of day Bedtime dosing provides nighttime acid control Should be taken on an empty stomach Fast to the max. Strong to the finish.

Santarus Commercial Team Greater than 250-member commercial organization has significant depth of GI and pharmaceutical experience Average experience > 20 years Average experience > 10 years Average 5 years of experience - most w/ PPI selling experience National and regional account managers seek formulary acceptance from managed care organizations Managed Care Team Field Sales Organization Account Managers Regional Sales Directors District Managers Sales Representatives Sales & Marketing Senior Management

PHYSICIAN TARGETS: "High Prescribers" Less than 10% of PPI prescribing MDs $5.6 billion $1.6 billion $4.0 billion GE (10,000) High Prescribing MDs (26,000) Medium Prescribing MDs (81,000) Low Prescribing MDs (418,000) $4.9 billion $2.0 billion

Cumulative Zegerid(r) Prescribers 40 mg Launch

Zegerid(r) Monthly Prescriptions Source: IMS NPA - TRx (Retail & Mail Order)

EXPAND & PARTNER: Path to Future Commercialization Strategic Collaborations Zegerid(r) Powder for Oral Suspension 40 mg Zegerid(r) Powder for Oral Suspension 20 mg Zegerid(r) Chewable Tablets Zegerid(r) Capsules 400 Further Expansion 230 Sales Force - GI/PCP (Santarus/Otsuka combined)

CO-PROMOTION PARTNER: Otsuka America Pharmaceutical, Inc. Five-year, non-exclusive agreement to co- promote Zegerid(r) Powder for Oral Suspension Approximately 170 Otsuka sales representatives $15 million upfront payment received Q4 2004 High single digit royalty (for minimum number of first position sales calls to target physicians) Options for Zegerid Capsules and Chewable Tablets with additional milestone payments Low double digit royalty potential with Otsuka's expansion up to 400 sales representatives to match any Santarus expansion

Strong Intellectual Property Portfolio Exclusive worldwide license agreement with the University of Missouri Patents cover all currently marketed PPIs with antacids and other buffering agents in various liquid & solid formulations Initial issued US patents expire in 2016 Applications pending in US and ex-US

Strategic Sublicense with TAP TAP's US Prevacid(r) sales were $3.8B in 2004 Provides TAP with a differentiated product with extended patent protection $8 million upfront received in 2002 $10 million milestone received in Q1 2005 Milestones, which may exceed $100 million in total, plus royalties

Key Financial Highlights Public financings (gross proceeds) $62 million - IPO in April 2004 $66 million - Follow-on offering in July 2004 $31 million - Registered direct offering in August 2005 Otsuka upfront payment to co-promote Zegerid(r) Powder for Oral Suspension $15 million in October 2004 TAP sublicense agreement leverages intellectual property $10 million milestone in February 2005 Santarus plans to continue to invest in activities to build the Zegerid brand

Recent Key Accomplishments Obtained FDA approval for Zegerid(r) Powder for Oral Suspension 20 mg 40 mg June 2004 Dec 2004 Built commercial organization to launch Zegerid Powder for Oral Suspension 20 mg 40 mg Oct 2004 Feb 2005 Signed co-promotion agreement with Otsuka; provides 75% increase in sales representatives promoting Zegerid (from 230 to 400) Oct 2004 Published data from upper GI bleeding clinical study in Critical Care Medicine Apr 2005 Submitted NDAs for Zegerid solid dosage formulations Capsule Chewable Apr 2005 May 2005 Published clinical study results to differentiate Zegerid from Protonix(r) for control of nocturnal gastric acidity in Alimentary Pharmacology & Therapeutics June 2005 FDA accepted for filing Zegerid NDAs Capsule Chewable June 2005 July 2005

Future Milestones Establish Zegerid(r) brand as the only Immediate- Release oral PPI in $12.5 billion U.S. PPI market Initiate pediatric clinical studies Receive FDA decision on two NDAs in Q1 2006 Zegerid Capsules in late February 2006 Zegerid Chewable Tablets in late March 2006 Business Development Expand Zegerid promotion to additional market segments Expand product portfolio